Exhibit 99.1

ATHENA GOLD COMMENCES 2023 RC DRILL PROGRAM AT FLAGSHIP EXCELSIOR SPRINGS PROJECT IN NEVADA

VACAVILLE, CA – June 20, 2023 – Athena Gold Corporation (OTCQB: AHNR) (CSE: ATHA) (“Athena” or the “Company”) has commenced its first 2023 RC drill program at its 100% owned Excelsior Springs Project (“Project”) located approximately 45 miles southwest of Goldfield in Esmeralda County, Nevada.

Athena’s spring 2023 RC drill program is planned for up to 1,500 meters (about 4,500 feet). Drilling is focused on expanding the footprint of the newly discovered shallow high-grade oxide gold in the Western Slope zone with 30-meter (100 foot) incremental step-outs along the indicated strike both east and west.  These angle holes will be drilled due south parallel to our discovery hole DB-23.

John Power, President & CEO commented “Management is excited to see the drills turning at Excelsior Springs. We believe this program is a potential inflection point for the company and we will keep the market updated as we continue to delineate the newest shallow high-grade oxide gold discovery in the Walker Lane trend.”

The company is following up on its successful intercepts from its 2022 drill programs.

2022 RC Drill Program Highlights included:

DB-23: Intercepted a 33.5 meter intercept of 5.15 g/t Au and 8.9 g/t Ag, including a 16.7- meter intercept of 10.03 g/t Au and 17.3 g/t Ag, and a 10.6 meter intercept of 15.3 g/t Au and 26.5 g/t Ag.

DH 22-01: Intercepted 6.05 g/t Au and 17.4 g/t Ag over 27.4 meters starting at 39.5 meters, including 10.2 g/t Au and 30.8 g/t Ag over 10.7 meters. A deeper zone starting at 77.7 meters intercepted 4.97 g/t Au and 14.4 g/t Ag over 13.7 meters.

DH 22-02: Intercepted 4.49 g/t Au and 27.3 g/t Ag over 15.2 meters starting at 41.1 meters, including 7.29 g/t Au and 44.2 g/t Ag over 9.1 meters. A deeper zone starting at 68.6 meters intercepted 1.20 g/t Au and 7.7 g/t Ag over 7.6 meters.

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446800E
446900E
22-01
Azimuth: 162°
Decline: 60°
TD: 91 m (300 ft.)
DB-23
Azimuth: 180°
Decline: 50°
TD: 122 m (400 ft. )
22-02
Azimuth: 197°
Decline: 55°
TD: 91 m (300 ft.)
4147300N
22-01
PDH-A
PDH-B
PDH-C
PDH-D
PDH-G
PDH-F
PDH-E
22-02
DB-23
4147200N
N
Scale: 1:1,000
0
25
50
Meters
UTM NAD 1927

Figure 1. Map depicting discovery holes DB-23, 22-01 and 22-02 shown with proposed step-out Drill Hole locations.

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Athena completed two RC drill programs in 2022 and intersected shallow high-grade oxide gold intervals which now comprise the Western Slope Zone. A review of our 2022 RC drill highlights is summarized below.

Figure 2. A N-S Cross Section that shows all the holes within 20 meters east and west of the section line.

It is important to note that DB-23, 22-01 and 22-02 all intercepted the high-grade gold mineralization at shallow depths, beginning 30 meters below the surface. True widths of the intercepts are not known. These holes were all drilled in 2022 and yielded the best GT results in the history of the Excelsior Springs project with over 100 RC holes drilled over the last 50 years.

Follow up Core and/or RC drill programs are contemplated for later in 2023 after analysis of the results from this first 2023 program.

The program’s drill meterage (footage) and number of RC holes is subject to revision based upon field analysis and conditions.

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Quality Assurance and Quality Control

Procedures implemented during Phases 01 and 02 will be continued during Phase 03 to assure Quality Assurance Quality Control (QAQC). All drilling will be performed using reverse circulation methods with samples collected at 5-foot intervals. Representative sample splits will be securely stored for shipment, with chain of custody documentation through delivery to American Assay Laboratories, an independent ISO-certified laboratory in Reno, Nevada. Mineralized commercial reference standards and coarse blank standards will be inserted every 20th sample in sequence to assure acceptable levels of confidence of the drill hole assays. When laboratory reports of the assays are received, QAQC protocols will be immediately augmented to ensure dependability of the drill hole assays.

As the Excelsior Springs Project advances, additional QAQC measures will be implemented including selected duplicate check assaying on pulps and coarse rejects at a second accredited assay laboratory. All results will be analyzed for consistency.

Qualified Person

Donald G. Strachan, Certified Professional Geologist (CPG #10376 AIPG), is a qualified person as defined by NI 43-101, has reviewed the scientific and technical information that forms the basis of this press release, and has approved the disclosure herein. Mr. Strachan is independent of the Company and was responsible for the site management and technical aspects of the Program.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration, project identification and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contacts:

Jason Libenson
President and CCO
Castlewood Capital Corporation
1(647)-534-9884
Email: jason@castlewoodcapital.ca

John Power, President & CEO

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

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Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which was rescinded from and after such date and replaced with disclosure requirements known as S-K 1300.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein.

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